UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dell Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Special Committee of the Board of Directors of Dell Inc. mailed the following letter to the Company’s shareholders today

LEADING INDEPENDENT PROXY ADVISORY FIRMS UNANIMOUS IN

RECOMMENDING THAT SHAREHOLDERS VOTE “FOR” GO-PRIVATE

TRANSACTION AT $13.65 PER SHARE IN CASH

July 10, 2013

Dear Shareholders:

With the Special Meeting of Shareholders scheduled for July 18, 2013 nearly upon us, we are pleased to let you know that all three of the nation’s leading independent proxy advisory firms have issued clear and unequivocal recommendations to Dell shareholders to vote “FOR” the proposed go-private transaction pursuant to which shareholders will receive $13.65 per share in cash for each share of Dell stock they own.

Institutional Shareholder Services, Glass Lewis, and Egan-Jones – expert organizations that regularly advise sophisticated shareholders on corporate proxy matters – have each conducted their own independent reviews and recently concluded, as we have, that a sale of Dell for $13.65 per share in cash will provide certainty of value at a substantial premium while transferring substantial risk to the buyer group, and is therefore in the best interests of shareholders.

According to Institutional Shareholder Services:

“After evaluating the risk of accepting the offer - truncation of value if the business transformation is successful - versus the risk of rejecting the offer - meaningful loss of value if the business transformation falters - ISS recommends clients vote FOR this transaction, which offers a 25.5% premium to the unaffected share price, provides certainty of value, and transfers the risk of the deteriorating PC business and the company’s on-going business transformation to the buyout group.” (ISS Proxy Report, July 7, 2013)

ISS further noted:

“The issue facing Dell shareholders at this meeting has been framed in some media commentary as a choice between the sale to Michael Dell and Silver Lake Partners, or the leveraged recapitalization proposed by Icahn and SAM.

It is not.

The alternative to accepting the buyout offer is to continue holding equity in a publicly-traded Dell, with continued exposure to the risks and rewards of ownership. The Icahn / SAM leveraged recapitalization proposal – in providing a liquidity option for shareholders who wish to cash out now, and increased exposure to the success or failure of the business transformation for those who do not – is only one vision of what that alternative, still publicly-traded future Dell might look like.” (ISS Proxy Report, July 7, 2013)

According to Glass Lewis:

“We believe the Dell special committee and board adequately considered the Company’s strategic alternatives, effectively conducted an acceptable sale process and go-shop process and adequately safeguarded the interests of unaffiliated shareholders throughout the process… In our view, the purchase price represents a fair and acceptable value at which shareholders can exit their investment in the Company and immediately realize such value. The all-cash buyout will provide shareholders with certain and immediate value for their investment, which is preferable, in our opinion, to the inherent and substantial risks of an ongoing investment in the Company, in its current form or as a public stub.” (Glass Lewis Proxy Paper, July 8, 2013)

According to Egan-Jones:

“Based on our review of publicly available information on strategic, corporate governance and financial aspects of the proposed transaction, Egan-Jones views the proposed transaction to be a desirable approach in maximizing shareholder value and recommends that clients holding shares of DELL INC. vote “FOR” this Proposal.” (Egan-Jones Proxy Report, July 8, 2013)

As an independent Special Committee of the Board of Directors, our only goal is to achieve the best outcome for all Dell shareholders. To that end, once again, we urge you to vote the WHITE card today.

Sincerely,

Alex J. Mandl

Janet F. Clark

Laura Conigliaro

Kenneth M. Duberstein

THE SPECIAL COMMITTEE OF THE

BOARD OF DIRECTORS OF DELL INC.

TIME IS SHORT – BUT IT’S NOT TOO LATE TO VOTE!

Telephone and internet voting have been arranged for your convenience.

Simply follow the instructions on the enclosed form of proxy to vote by telephone or internet today and be sure your vote counts.

NO MATTER HOW MANY OR FEW SHARES YOU OWN, YOUR VOTE IS ESSENTIAL!

Telephone and internet voting have been arranged for your convenience. Simply follow the instructions on the enclosed form of proxy to vote today. Regardless of the number of shares of Dell stock that you own, your vote is important. If you fail to vote or abstain from voting on the transaction, the effect will be the same as a vote against the transaction.

The Special Committee urges you to act now and secure the certain and attractive premium afforded to you by the $13.65 per share go-private transaction by voting the enclosed WHITE proxy card TODAY. We also urge you to discard any proxy card or other materials sent to you by Carl Icahn, Southeastern Asset Management and their affiliates. If you have already returned a gold proxy card, it’s not too late – you can change your vote by internet or phone, using the information on the enclosed proxy card. Only your latest dated proxy card will be counted.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Dell’s proxy materials, please call our proxy solicitation firm, MacKenzie Partners, toll-free at (800) 322-2885, or email Dell@mackenziepartners.com. Shareholders also can find additional materials regarding the transaction and how to vote on our website www.dell.com/transactioninformation.

105 Madison Avenue

New York, NY 10016

(212) 929-5500 (Call Collect)

Or

Call Toll-Free (800) 322-2885

Email: Dell@mackenziepartners.com

Forward-looking Statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in the materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on May 31, 2013. The definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders. Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013 (as amended with the filing of a Form 10-K/A on June 3, 2013 containing Part III information) and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.